Exhibit 10.2

CONFIDENTIAL

SECOND AMENDMENT TO

TECHNOLOGY TRANSFER AND SUPPLY AGREEMENT

between

BETWEEN HOSPIRA WORLDWIDE, INC.

and

THERAVANCE BIOPHARMA ANTIBIOTICS, INC.

This Second Amendment to the Technology Transfer and Supply Agreement (“2nd Amendment”) is made and effective as of 17th day of October, 2014 (“ Amendment Effective Date”), by and between Hospira Worldwide, Inc., (“Hospira”), and Theravance Biopharma Antibiotics, Inc. (“Theravance”) each herein referred to individually as a “Party” and collectively as the “Parties.”  Capitalized terms used in this 2nd Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined herein).

RECITALS

WHEREAS, by virtue of a Consent to Assignment dated October 25, 2013 and effective June 2, 2014, Hospira and Theravance are Parties to that certain Technology Transfer and Supply Agreement dated as of May 22, 2012 (the “Agreement”); and

WHEREAS, by amendment dated as of May 16, 2013 the Parties included under the terms of the Agreement a second presentation of the VIBATIV® pharmaceutical product (“Product”); and

WHEREAS, the Parties now desire further to amend the Agreement under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this 2nd Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the Agreement is amended as follows:

Amendment

1)                         Section 1.31.  Section 1.31, defining the term “Territory” is hereby replaced in its entirety with the following new definition:

“1.31      “Territory” means:  (i) the United States of America, including the District of Columbia, the Commonwealth of Puerto Rico, all territories and possessions of the United States of America, United States military bases, and any other location over which the FDA has jurisdiction to regulate medicinal products intended for human use; (ii) Canada; (iii) the European Union (“EU 28”) and any other countries that are later admitted to the European Union by acceding to the treaties of the European Union; and (iv) the following countries of the Middle East region [***].”

Second Amendment to Technology Transfer and Supply Agreement	Page 1 of 3

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Effect of Amendment

2)             In accordance with Section 3.3(b) of the Agreement, Hospira will determine the preparatory work that may be required to provide Theravance with necessary additional technical/developmental and regulatory support, which may include, for example, regulatory support for Theravance’s supplemental regulatory filings, packaging and product development, labeling, and relevant Regulatory Authority inspections.  Hospira shall then provide Theravance with a proposal with cost estimates for such regulatory support work, based on a [***] rate of [***]. If Theravance approves the project and the costs, the parties will implement the project as an executed supplemental project change order in accordance with the Change Control provisions of the Quality Agreement, and Hospira shall perform such agreed-upon new regulatory support work according to the executed supplemental project change order.

3)             In accordance with Section 7.3(c) of the Agreement, Hospira will cooperate with any Regulatory Authority of any country listed in Section 1.31(iv) of the Agreement and will allow such Regulatory Authority to conduct any PAI inspection of the Facility related to the manufacture of the Product, which the Regulatory Authority may require.  In such case, Hospira shall be entitled to charge a fee of [***], which fee shall include all PAI preparation activities and support of the audit.

Miscellaneous

4)                         If any of the activities foreseen by this 2nd Amendment are to be performed on behalf of Theravance by a Third Party, Theravance will ensure that such Third Party agrees in writing to be bound by the terms and conditions of Article 9 of the Agreement.

5)                         Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect, and enforceable in accordance with its terms.  Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Agreement. The terms and conditions of this 2nd Amendment are hereby incorporated into and made a part of the Agreement.

6)                         This 2nd Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.  The parties may sign and deliver this 2nd Amendment by facsimile or sent by electronic mail in portable document format (PDF) and a reproduction of this 2nd Amendment made by facsimile or PDF will have the same effect as a signed and delivered original version.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

Second Amendment to Technology Transfer and Supply Agreement	Page 2 of 3

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this 2nd Amendment to be signed by their duly authorised representatives as of the date first above written.

HOSPIRA WORLDWIDE, INC.		THERAVANCE BIOPHARMA, ANTIBIOTICS, INC.

By:	/s/ Kevin Orfan	By:	/s/ Junning Lee
	(Signature)		(Signature)

Name:	Kevin Orfan	Name:	Junning Lee

Title:	Vice President One 2 One Contract Manufacturing Services	Title:	Senior Vice President, Technical Operations

Second Amendment to Technology Transfer and Supply Agreement	Page 3 of 3

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.